EXHIBIT 10.1
                                                                    ------------

                 THIRD MODIFICATION AND REAFFIRMATION AGREEMENT

           THIS AGREEMENT, dated as of August 28, 2006, by and between BIRMINGHAM UTILITIES, INC. (the "Borrower"), a Connecticut corporation, having its chief executive office at 230 Beaver Street, Ansonia, Connecticut, BIRMINGHAM H2O SERVICES, INC. ("Birmingham H2O ") and EASTERN CONNECTICUT REGIONAL WATER COMPANY, INC. ("Eastern" and collectively with Birmingham H2O, the "Guarantor") each a Connecticut corporation having its chief executive office at 230 Beaver Street, Ansonia, Connecticut and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank with a place of business at 209 Church Street, New Haven, Connecticut (the "Bank").

                                   WITNESSETH:

           WHEREAS, the Borrower executed a Commercial Revolving Promissory Note dated December 30, 2003 in the original principal amount of $7,000,000.00 (the "Note"), pursuant to a Commercial Loan Agreement dated November 20, 2002, as modified by a First Modification and Reaffirmation Agreement dated December 30, 2003, a Second Modification and Reaffirmation Agreement dated as of April 28, 2005, and certain letter agreements dated as of April 21, 2006 and July 26, 2006 (collectively the "Loan Agreement") in connection with a $7,000,000.00 revolving loan facility (the "Revolving Loan"); and

           WHEREAS, the Revolving Loan is unconditionally guaranteed by Birmingham H2O pursuant to its Guaranty dated December 30, 2003 (the "Birmingham H2O Guaranty") and by Eastern pursuant to its Guaranty dated as of April 28, 2005 (the "Eastern Guaranty" and collectively with the Birmingham H2O Guaranty, the "Guaranty"); and

           WHEREAS, in connection with the. Revolving Loan, Borrower and/or Guarantor executed and delivered various other documents, instruments and/or indemnities to Bank, each as modified by said First Modification and Reaffirmation Agreement (hereinafter collectively, including without limitation the Note, the Loan Agreement and the Guaranty, the "Loan Documents"); and

           WHEREAS, the Borrower has requested and the Bank has agreed to modify certain terms of the Revolving Loan and extend the maturity date of the Revolving Loan; and

           WHEREAS, the Bank has agreed to modify the terms and extend the maturity date of the Revolving Loan on the condition that (a) the Borrower and Guarantor modify and reaffirm the Loan Documents, (b) on the other conditions set forth below; and

           WHEREAS, Guarantor acknowledges and agrees that it will receive direct and indirect benefit from the modification and extension of the Revolving Loan;

           NOW, THEREFORE, in consideration of the Revolving Loan and mutual promises and covenants contained herein, the parties hereto agree as follows:

I.         REAFFIRMATION OF NOTE BALANCE
           -----------------------------

           As of the date hereof, there is $6,405,000.00 of outstanding principal balance due Bank under the Note. `

II.        Modification of Note, LOAN Agreement and Loan Documents
           -------------------------------------------------------

           A. The Note is amended in the following respects:

                      The Maturity Date provision set forth on page 2 of the
                      Note is amended to delete the date "April 27, 2006" and to insert in lieu hereof the date "August 27, 2007".

           B. The Loan Agreement is amended in the following respects:

               1.   Paragraph 1.6, Maturity Date, is amended as follows:

                    "1.6 - Maturity Date. The Loan is payable in full on August
               27, 2007 (the "Revolving Loan Maturity Date")."

               2. Paragraph 5.8, Financial Covenants, Subparagraph A, Net Worth, is amended by deleting the numerical amount "$12,000,000.00" and inserting in its place the amount "$11,000,000.00".

               3. Paragraph 5.8, Financial Covenants, Subparagraph B, Total Liabilities to Net Worth, is amended by deleting the phrase "1.30 to 1.00" and inserting in its place and stead the phrase "2.25 to 1.00".

           C. The Loan Documents are modified to the extent required to incorporate the changed Maturity Date.

           In all other respects, the Note, the Loan Agreement, and the Loan Documents are ratified and affirmed and continue in full force and effect.

III.       MODIFICATION AND REAFFIRMATION OF GUARANTY
           ------------------------------------------

           Birmingham H20 and Eastern each hereby consent to the modifications and extension of the Maturity Date contained herein and hereby ratify and confirm: (a) that it unconditionally reaffirms to Bank its obligations under Birmingham H2O Guaranty, and (b) Borrower's Obligations include, without limitation, the Note and Loan Documents, as modified hereby. Birmingham H2O and Eastern each acknowledge that its reaffirmation and ratification of the Guaranty is a material inducement for Bank to enter into this Agreement and that Bank would not do so without said reaffirmation and ratification. This Agreement, the Birmingham H20 Guaranty and the Eastern Guaranty are Birmingham H20's and Eastern's valid and binding obligations, respectively, enforceable against Birmingham H2O and Eastern in accordance with their terms.

IV.        REAFFIRMATION
           -------------

     A. Subject to the amendments and modifications set forth in this Agreement and in the other documents and instruments executed and delivered this day in connection with the Revolving Loan, (i) each Borrower and Guarantor adopts, publishes and reaffirms all of the representations, warranties and covenants (both affirmative and negative) and indemnities and waivers made by such Borrower or Guarantor, as the case may be, contained in the Loan Agreement and each of the Loan Documents, and (ii) all of the representations and warranties set forth in the Loan Agreement and the Loan Documents are true and correct as if made on behalf of each Borrower and Guarantor on the date hereof.

     B. Each Borrower and Guarantor represents, acknowledges and affirms that it has no claim, defense, offset or counterclaim whatsoever against Bank with respect to the Note, the Loan Agreement, any Loan Document, or any document evidencing or securing any Loan or the modifications made herein, and that Bank is relying on this representation in agreeing to said modifications. Each Borrower and Guarantor further acknowledges that Bank would not agree to said modifications unless each Borrower and Guarantor made the representations contained in this paragraph and elsewhere in this Agreement freely and willingly, after due consultation with its attorneys. Each Borrower and Guarantor further represents that this Agreement and all of the Loan Documents executed by it are its valid and binding obligations and enforceable in accordance with their terms. Each Borrower and Guarantor further represents that no Event of Default (as defined in the Loan Agreement or any of the Loan Documents) has occurred nor, to its knowledge, has there occurred any event or condition which, with notice or the passage of time or both would constitute an Event of Default.

     C. In furtherance of the immediately preceding paragraph, the Borrower and Guarantor hereby release and forever discharge the Bank, its officers, agents, successors and assigns, from any and all claims, actions, causes of action, obligations and liabilities of any kind known or unknown which the Borrower or Guarantor or any of them has or may have as of the date hereof whether relating to the Note, the Loan Agreement or any Loan Document or any of the transactions contemplated hereby or consummated in connection herewith, or any negotiations in connection with any of the foregoing.

     D. The parties agree that nothing contained herein shall in any way impair the Note, the Loan Agreement or any other Loan Document, or any document evidencing or securing the Revolving Loan. The parties farther agree that nothing contained herein or modified pursuant to this Agreement shall affect or be construed to release or affect the liability of any other party or parties who may now or hereafter be liable under, pursuant to, or on account of any Loan Document.

     E. Each Borrower and Guarantor affirms its understanding of the Events of Default enumerated in Section 6 of the Loan Agreement.

     F. Except as modified by this Agreement and by the other documents and instruments executed and delivered in connection herewith, the Loan Documents including all Exhibits and Schedules thereto shall remain unchanged and in full force and effect. Borrower shall keep and perform all of the terms and agreements contained therein.

     G. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Connecticut and may only be amended in writing.

     H. This Agreement may be signed in one or more counterparts all of which shall constitute one document.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Modification and Reaffirmation Agreement to be duly executed as of the day and year first above written.


Signed, Sealed and Delivered             BANK:
In the Presence of:                      CITIZENS BANK OF CONNECTICUT

                                         By: /s/ Paul M. Canelli
-----------------------------                --------------------------
                                             Paul M. Canelli
                                             Its Vice President
-----------------------------

                                         BORROWER:
                                         BIRMINGHAM UTILITIES, INC.

                                         By: /s/ John S. Tomac
-----------------------------                --------------------------
                                             John S. Tomac
                                             Its President
-----------------------------

                                         BIRMINGHAM H2O SERVICES, INC.

                                         By: /s/ John S. Tomac
-----------------------------                --------------------------
                                             John S. Tomac
                                             Its President

           Personally appeared Paul M. Canelli, Vice President of Citizens Bank of Connecticut, hereunto duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and the free act and deedo of said banking association before me.


                                     Commissioner of the Superior Court Notary
                                     Public
                                     My Commission Expires:



STATE OF CONNECTICUT)
                    ) ss: New Haven, COUNTY OF NEW HAVEN)

           Personally appeared, John S. Tomac, President of Birmingham Utilities, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such president and the free ct and deed of said corporation, before me.


                        POST-CLOSING COMPLIANCE AGREEMENT
                        ---------------------------------

           The undersigned, as Borrower and Guarantor, respectively of that certain loan from CITIZENS BANK OF CONNECTICUT ("Lender") to BIRMINGHAM UTILITIES, INC. in the original principal amount of SEVEN MILLION AND 00/100 DOLLARS ($7,000,000.00) originally made December 30, 2003, and modified of even date herewith (the "Loan"), hereby represents, covenants and agrees as follows:

           1. The Loan was modified this date by Lender in accordance with applicable Lender lending practices and upon documents prepared for that purpose by the law firm of Susman, Duffy & Segaloff, P.C.

           2. The undersigned acknowledges that in modifying the Loan, Lender has required the proper documentation of the Loan in compliance with Lender required standards and practices for a loan of this type.

           3. The undersigned acknowledges the potential for errors and omissions in the preparation and closing of a transaction of this type, and agree that good faith and fair dealing oblige it to assist in remedying such errors and omissions where necessary in order to insure that the documentation of the Loan conform to the intent of the parties and the requirements of Lender's practices.

           NOW THEREFORE, in order to induce Lender to make and modify the Loan, and in consideration therefor, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned does hereby covenant and agree as follows:

           The undersigned shall exercise the utmost good faith and due diligence in complying with the reasonable requests of Lender, or any Holder of the note which evidences the Loan, which Lender or Holder may hereafter deem necessary and/or appropriate to accomplish the proper documentation of the Loan, including, without limitation, the execution or re-execution of any documents as may be reasonably required.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of August 2006.

                                         BIRMINGHAM UTILITIES, INC.

                                         By: /s/ John S. Tomac
                                             --------------------------
                                             John S. Tomac
                                             Its President

                                         BIRMINGHAM H2O SERVICES, INC.

                                         By: /s/ John S. Tomac
                                             --------------------------
                                             John S. Tomac
                                             Its President


                                         EASTERN CONNECTICUT REGIONAL
                                         WATER COMPANY, INC.

                                         By: /s/ John S. Tomac
                                             --------------------------
                                             John S. Tomac
                                             Its President

                                             August 28, 2006



STATE OF CONNECTICUT)
                    ) ss: New Haven,
COUNTY OF NEW HAVEN)

           Personally appeared, John S. Tomac, President of Birmingham Utilities, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such president and the free act and deed of said corporation, before me.


Commissioner of the Superior Court
Notary Public                            Commission Expires: August 28, 2006


STATE OF CONNECTICUT)
                    ) ss: New Haven,
COUNTY OF NEW HAVEN)

           Personally appeared, John S. Tomac, President of Birmingham H2O Services, Inc., a Connecticut corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such president and the free, act and deed of said corporation, before me.


Commissioner of the Superior Court
Notary Public                            Commission Expires: August 28, 2006


STATE OF CONNECTICUT)
                    ) ss: New Haven,
COUNTY OF NEW HAVEN)

           Personally appeared, John S. Tomac, President of Eastern Connecticut Regional Water of the foregoing instrumert rider

                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires: